Exhibit 10.7

FORM OF SELECTED INVESTMENT ADVISOR AGREEMENT

THIS SELECTED INVESTMENT ADVISOR AGREEMENT (the “Agreement”) is made and entered into as of the day indicated on Exhibit A attached hereto and by this reference incorporated herein, by and among REDWOOD MORTGAGE INVESTORS IX, LLC, a Delaware limited liability company (the “Company”) and the selected investment advisor (the “SIA”) identified in Exhibit A hereto.

WHEREAS, the Company is offering units of the Company (the “Units”) to the general public, pursuant to a public offering (the “Offering”) of the Units pursuant to a Prospectus (as defined below) filed with the Securities and Exchange Commission (the “SEC”); and

WHEREAS, the Company has agreed to use its best efforts to sell the Units; and

WHEREAS, the SIA is an entity, as designated in Exhibit A hereto, organized and presently in good standing in the state or states designated in Exhibit A hereto, and presently registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Act”) or if not registered under the Act, then it is registered under the state securities acts in the states where it does business as an investment advisor; and

WHEREAS, the Company has a currently effective registration statement on Form S-11 (File No. 333-208315), including a final prospectus, for the registration of the Units under the Securities Act of 1933, as amended (such registration statement, as it may be amended, and the prospectus and exhibits on file with the SEC, as well as any post-effective amendments or supplements to such registration statement and any related registration statement filed under Rule 462(b) of the Securities Act of 1933, as amended, and any prospectus relating to such registration statements, being herein respectively referred to as the “Registration Statement” and the “Prospectus”); and

WHEREAS, the offer and sale of the Units shall be made pursuant to the terms and conditions of the Registration Statement and the Prospectus and, further, pursuant to the terms and conditions of all applicable federal securities laws and the applicable securities laws of all states in which the Units are offered and sold; and

WHEREAS, the SIA is willing and desires to provide its clients with information concerning the Units and the procedures for subscribing for the Units upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and terms and conditions herein contained, it is agreed between the Company and the SIA as follows.

1.Purchase of Units.

(a)The SIA hereby covenants, warrants and agrees that, in regard to any purchase of the Units by its clients, it will comply with all of the terms and conditions of the Registration Statement and the Prospectus, all applicable state and federal laws, including the Securities Act of 1933, as amended, the Act, and any and all regulations and rules pertaining thereto, heretofore or hereafter issued by the SEC. Neither the SIA nor any other person shall have any authority to give any information or make any representations in connection with the Units other than as contained in the Registration Statement and Prospectus, as amended and supplemented, and as is otherwise expressly authorized in writing by the Company.

(b)Clients of the SIA, or the SIA on behalf of its clients, may, following receipt of written notice by the SIA from the Company of the effective date of the Registration Statement, purchase the Units according to all such terms as are contained in the Registration Statement and the Prospectus. The SIA shall comply with all requirements set forth in the Registration Statement and the Prospectus. The SIA shall use and distribute, in connection with the Units, only the Prospectus and, if necessary, any separate prospectus relating solely to the Company’s Distribution Reinvestment Plan (“DRIP”), and such sales literature and advertising materials which shall conform in all respects to any restrictions of local law and the applicable requirements of the Securities Act of 1933, as amended, and which has been approved in writing by the Company. The Company reserves the right to establish such additional procedures as it may deem necessary to ensure compliance with the requirements of the Registration Statement and the Prospectus, and the SIA shall comply with all such additional procedures to the extent that it has received written notice thereof.

(c)All monies received for purchase of any of the Units shall be forwarded by the SIA to the Company.  Subscriptions will be executed as described in the Registration Statement or as directed by the Company. Each SIA receiving a subscriber’s check will deliver such check to the Company no later than the close of business of the first business day after receipt of the subscription documents by the SIA.

(d)During the full term of this Agreement the Company shall have full authority to take such action as it may deem advisable in respect to all matters pertaining to the performance of the SIA under this Agreement.

(e)The Units may be purchased by clients of the SIA only where the Units may be legally offered and sold, only by such persons in such states who shall be legally qualified to purchase the Units, and only by such persons in such states in which the SIA is registered as an investment advisor or exempt from any applicable registration requirements.

(f)The SIA shall have no obligation under this Agreement to purchase on its clients’ behalf, or advise its clients to purchase, any of the Units.

(g)The SIA will use every reasonable effort to assure that Units are purchased only by clients who:

(i)meet the investor suitability standards, including the minimum income and net worth standards established by the Company and set forth in the Prospectus, and minimum purchase requirements set forth in the Registration Statement;

(ii)can reasonably benefit from an investment in the Company based on each prospective client’s overall investment objectives and portfolio structure;

(iii)are able to bear the economic risk of the investment based on each prospective client’s overall financial situation; and

(iv)have an apparent understanding of: (a) the fundamental risks of the investment; (b) the risk that the prospective client may lose the entire investment; (c) the lack of liquidity of the Units; (d) the restrictions on transferability of the Units; (e) the background and qualifications of the employees and agents of Redwood Mortgage Corp., the manager of the Company; and (f) the tax consequences of an investment in the Units.

(h)The SIA will make the determinations required to be made by it pursuant to subparagraph (g) above based on information it has obtained from each prospective client, including, at a minimum, but not limited to, the prospective client’s age, investment objectives, investment experience, income, net worth, financial situation, other investments of the prospective client, as well as any other pertinent factors deemed by the SIA to be relevant.

(i)In addition to complying with the provisions of subparagraph (g) above, and not in limitation of any other obligations of the SIA to determine suitability imposed by state or federal law, the SIA agrees that it will comply fully with the following provisions:

(i)The SIA shall have reasonable grounds to believe, based upon information provided by the client concerning such client’s investment objectives, other investments, financial situation and needs, and upon any other information known by the SIA, that (A) each client of the SIA that purchases Units is or will be in a financial position appropriate to enable such client to realize to a significant extent the benefits (including tax benefits) of an investment in the Units, (B) each client of the SIA that purchases Units has a fair market net worth sufficient to sustain the risks inherent in an investment in the Units (including potential loss of investment and lack of liquidity), and (C) the Units otherwise are or will be a suitable investment for each client of the SIA that purchases Units, and the SIA shall maintain files disclosing the basis upon which the determination of suitability was made;

(ii)The SIA shall not execute any transaction involving the purchase of Units in a discretionary account without prior written approval of the transaction by the client;

(iii)The SIA shall have reasonable grounds to believe, based upon the information made available to it, that all material facts are adequately and accurately disclosed in the Registration Statement and provide a basis for evaluating the Units;

(iv)In making the determination set forth in subparagraph (iii) above, the SIA shall evaluate items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, appraisals, as well as any other information deemed pertinent by it;

(v)The SIA shall inform each prospective nondiscretionary client of all pertinent facts relating to the liquidity and marketability of the Units.

(j)The SIA agrees to retain in its files, for a period of at least six years, information which will establish that each purchaser of Units falls within the permitted class of investors.

(k)The SIA either (i) shall not purchase Units for its own account or (ii) shall hold for investment any Units purchased for its own account.

(l)The SIA hereby confirms that it is familiar with Securities Act Release No. 4968 and Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith.

(m)A sale of Units shall be deemed to be completed only after the Company receives a properly completed subscription agreement for Units from the SIA evidencing the fact that the client had received a final Prospectus for a period of not less than five full business days, together with payment of the full purchase price of each purchased Unit from a buyer who satisfies each of the terms and conditions of the Registration Statement and Prospectus, and only after such subscription agreement has been accepted in writing by the Company. The Company reserves the right to reject any transaction with a buyer, or freeze, reject or block the assets of a buyer, that violates applicable anti-money laundering, economic sanctions, or other laws and regulations.

(n)The Manager will pay to the Company an amount equal to the sales commissions otherwise attributable to a sale of Units through a participating broker-dealer. The Company in turn may specially allocate the amount so paid by the Manager to the account of the investor who placed the order.

2.Compensation to SIA. The Company shall pay no fees, commissions, or other compensation to the SIA.

3.Association of the Company with Other Advisors and Dealers. It is expressly understood between the Company and the SIA that the Company may cooperate with broker-dealers who are registered as broker-dealers with the Financial Industry Regulatory Authority, Inc. (the “FINRA”) or with other investment advisors registered under the Act. Such broker-dealers and investment advisors may enter into agreements with the Company on terms and conditions identical or similar to this Agreement and shall receive such rates of commission or other fees as are agreed to between the Company and the respective broker-dealers and investment advisors and as are in accordance with the terms of the Registration Statement.

4.Conditions of the SIA’s Obligations. The SIA’s obligations hereunder are subject, during the full term of this Agreement and the Offering, to (a) the performance by the Company of its obligations hereunder and compliance by the Company with the covenants set forth in Section 7 hereof; and (b) the conditions that: (i) the Registration Statement shall become and remain effective; and (ii) no stop order shall have been issued suspending the effectiveness of the Offering.

5.Conditions to the Company’s Obligations. The obligations of the Company hereunder are subject, during the full term of this Agreement and the Offering, to the conditions that: (a) at the effective date of the Registration Statement and thereafter during the term of this Agreement while any Units remain unsold, the Registration Statement shall remain in full force and effect authorizing the offer and sale of the Units; (b) no stop order suspending the effectiveness of the Offering or other order restraining the offer or sale of the Units shall have been issued nor proceedings therefor initiated or threatened by any state regulatory agency or the SEC; and (c) the SIA shall have satisfactorily performed all of its obligations hereunder and complied with the covenants set forth in Section 6 hereof.

6.Covenants of the SIA. The SIA covenants, warrants and represents, during the full term of this Agreement, that:

(a)The SIA is registered as an investment advisor under the Act or if not registered under the Act, then it is registered under the state securities acts in the states where it does business as an investment advisor.

(b)Neither the SIA nor any person associated with the SIA is registered as a broker-dealer or registered representative with the FINRA.

(c)The SIA shall comply with all applicable federal and state securities laws, including, without limitation, the disclosure requirements of the Act or if not registered under the Act, the state securities acts in the states where it does business as an investment advisor, and the provisions thereof requiring disclosure of the existence of this Agreement and the compensation to be paid to the SIA hereunder.

(d)The SIA shall maintain the records required by:

(i)Section 204 of the Act, and Rule 204-2 thereunder in the form and for the periods required thereby if registered under the Act; or

(ii)the state securities acts in the states where it does business as an investment advisor, in the form and for the periods required thereby, if not registered under the Act.

(e)The SIA has adopted and implemented an anti-money laundering program pursuant to Section 352 of the USA PATRIOT Act of 2001; the SIA has adopted and implemented a customer identification program (“CIP”), in compliance with 31 C.F.R. §103.122 (the “CIP Rule”); the SIA (or its agent) will perform the identification, verification, notice and documentation requirements with respect to each investor, as required by the CIP Rule; further, the SIA will comply with applicable economic sanctions regimes, including the laws, regulations and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control, including the list of Specially Designated Nationals and Blocked Persons.

7.Covenants of the Company. The Company covenants, warrants and represents, during the full term of this Agreement, that:

(a)The Company shall inform the SIA whenever and as soon as it receives or learns of any order issued by the SEC, any state regulatory agency or any other regulatory agency which suspends the effectiveness of the Registration Statement or prevents the use of the Prospectus or which otherwise prevents or suspends the offering or sale of the Units, or receives notice of any proceedings regarding any such order.

(b)The Company shall give the SIA written notice when the Registration Statement becomes effective and shall deliver to the SIA such number of copies of the Prospectus, and any supplements and amendments thereto, which are finally approved by the SEC, as the SIA may reasonably request for sale of the Units.

(c)The Company shall promptly notify the SIA of any post-effective amendments or supplements to the Registration Statement or Prospectus, and shall furnish the SIA with copies of any revised Prospectus and/or supplements and amendments to the Prospectus and/or any prospectus relating solely to the DRIP.

8.Payment of Costs and Expenses. The SIA shall pay all costs and expenses incident to the performance of its obligations under this Agreement.

9.Indemnification.

(a)The SIA agrees to indemnify, defend and hold harmless the Company, its affiliates and their or its officers, directors, trustees, employees and agents, against all losses, claims, demands, liabilities and expenses, joint or several, including reasonable legal and other expenses incurred in defending such claims or liabilities, whether or not resulting in any liability to the Company, its affiliates and their or its officers, directors, trustees, employees or agents, which they or any of them may incur arising out of (i) the offer or sale (as such term is defined in the Securities Act of 1933, as amended) by the SIA, or any person acting on its behalf, of any Units pursuant to this Agreement, if such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact, other than a statement, omission, or alleged omission by the SIA which is also, as the case may be, contained in or omitted from the Prospectus or the Registration Statement and which statement or omission was not based on information supplied to the Company by such SIA; (ii) the breach by the SIA, or any person acting on its behalf, of any of the terms and conditions of this Agreement; or (iii) the negligence, malpractice or malfeasance of the SIA. This indemnity provision shall survive the termination of this Agreement.

(b)The Company agrees to indemnify, defend and hold harmless the SIA, its officers, directors, employees and agents, against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending such claims or liabilities, which they or any of them may incur, including, but not limited to, alleged violations of the Securities Act of 1933, as amended, but only to the extent that such losses, claims, demands, liabilities and expenses shall arise out of or be based upon (i) any untrue statement of a material fact contained in the Registration Statement, at the time it became effective with the SEC or in the Prospectus (as from time to time amended or supplemented), or (ii) any omission or alleged omission to state therein a material fact required to be stated in the Prospectus or the Registration Statement at the time it became effective or necessary to make such statements, and any part thereof, not misleading; provided, further, that any such untrue statement, omission or alleged omission is not based on information included in any such document which was supplied to the Company or any officer of the Company by such SIA; provided that in each case that such claims or liabilities did not arise from SIA’s own negligence, malpractice or malfeasance. This indemnity provision shall survive the termination of this Agreement.

(c)No indemnifying party shall be liable under the indemnity provisions contained in subparagraphs (a) and (b) above unless the party to be indemnified shall have notified such indemnifying party in writing promptly after the summons or other first legal process giving information of the nature of the claim served upon the party to be indemnified, but failure to notify an indemnifying party of any such claim shall not relieve it from any liabilities which it may have to the indemnified party against whom action is brought other than on account of its indemnity provision contained in subparagraphs (a) and (b) above. In the case of any such claim, if the party to be indemnified notified the indemnifying party of the commencement thereof as aforesaid, the indemnifying party shall be entitled to participate at its own expense in the defense of such claim. If it so elects, in accordance with arrangements satisfactory to any other indemnifying party or parties similarly notified, the indemnifying party has the option to assume the entire defense of the claim, with counsel who shall be reasonably satisfactory to such indemnified party and all other indemnified parties who are defendants in such action, unless such indemnified parties reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

10.Term of Agreement. This Agreement shall become effective on the date on which this Agreement is executed by the Company and the SIA. The SIA and the Company may prevent this Agreement from becoming effective, without liability to any other party to this Agreement, by written notice before the time this Agreement otherwise would become effective. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving thirty (30) days’ written notice to the other party; provided, however, that this Agreement shall in any event automatically terminate at the first occurrence of any of the following events: (a) the Registration Statement for the offer and sale of the Units shall cease to be effective; (b) the Offering shall be terminated; or (c) the SIA’s license or registration to act as an investment advisor shall be revoked or suspended by any federal, self-regulatory or state agency and such revocation or suspension is not cured within ten (10) days from the date of such occurrence. In any event, this Agreement shall be deemed suspended during any period for which such license or registration is revoked or suspended.

11.Arbitration.

(a)As between the parties hereto, all questions as to rights and obligations arising under the terms of this Agreement are subject to arbitration, including any question concerning any right or duty under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the securities laws of any state in which Units are offered, and such arbitration shall be governed by the rules of the American Arbitration Association.

(b)If a dispute should arise under this Agreement, any party may within 60 days make a demand for arbitration by filing a demand in writing for the other.

(c)The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within five (5) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte.

(d)Arbitration shall take place in the County of San Mateo, California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place within said city as is selected by the arbitrator(s). The arbitrator(s) shall select such time and place promptly after his (or their) appointment and shall give written notice thereof to each party at least sixty (60) days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties.

(e)If there is only one arbitrator, his decision shall be binding and conclusive on the parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) and the rendering of his (or their) decision shall be a condition precedent to any right of legal action on the dispute. A judgment confirming the award of the arbitrator(s) may be rendered by any Court having jurisdiction; or such Court may vacate, modify, or correct the award in accordance with the prevailing sections of California state law.

(f)If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected.

(g)The costs of such arbitration shall be borne by the losing party or in such proportions as the arbitrator(s) shall determine.

12.Notices. All notices and communications hereunder shall be in writing and shall be deemed to have been given and delivered when deposited in the United States mail, postage prepaid, registered or certified mail, to the applicable address set forth below.

If sent to the Company:

Redwood Mortgage Investors IX, LLC
1825 S. Grant Street, Suite 250
San Mateo, California 94402
Attention:  Mr. Thomas R. Burwell

If sent to the SIA: to the person whose name and address are identified in Exhibit A hereto.

13.Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and shall not be assigned or transferred by the SIA by operation of law or otherwise.

14.Miscellaneous.

(a)In order to meet its obligations under Federal law, the Company or its designee may obtain, verify, and record information that identifies the SIA and any person acting on the SIA’s behalf, including the information provided in Exhibit A of this Agreement, and may ask to see identifying documents or utilize various databases for this purpose.

(b)This Agreement shall be construed in accordance with the applicable laws of the State of Delaware and the appropriate courts in the County of San Mateo, California shall be the forum for any litigation arising hereunder.

(c)Nothing in this Agreement shall constitute the SIA as in association with or in partnership with the Company.

(d)The terms of this Agreement may be extended to cover additional offerings of units of the Company by the execution by the parties hereto of an addendum identifying the units and registration statement relating to such additional offering. Upon execution of such addendum, the terms “Units,” “Offering”, “Registration Statement” and “Prospectus” set forth herein shall be deemed to be amended as set forth in such addendum.

(e)This Agreement, including Exhibit A hereto, embodies the entire understanding, between the parties to the Agreement, and no variation, modification or amendment to this Agreement shall be deemed valid or effective unless it is in writing and signed by all the parties hereto.

(f)If any provision of this Agreement shall be deemed void, invalid or ineffective for any reason, the remainder of the Agreement shall remain in full force and effect.

(g)This Agreement may be executed in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year indicated on Exhibit A hereto.

COMPANY

REDWOOD MORTGAGE INVESTORS IX, LLC

By:

Print Name:

Title:

Witness:

SELECTED INVESTMENT ADVISOR

Name of SIA:

By:

Print Name:

Title:

Witness:

EXHIBIT A TO SELECTED INVESTMENT ADVISOR AGREEMENT

This Exhibit A is attached to and made a part of that certain Selected Investment Advisor Agreement (the “Agreement”), dated as of the ________ day of _______________ by and among Redwood Mortgage Investors IX, LLC, as Company and _________________________, as Selected Investment Advisor.

1.Date of Agreement:

2.Identity of Selected Investment Advisor:

Name:

Address (i.e., principal place of business, local office or other physical location):

Taxpayer Identification Number:

Type of Entity:

(To be completed by the Selected Investment Advisor, e.g., corporation, partnership or sole proprietorship.)

State Organized in:
(To be completed by Selected Investment Advisor)

Qualified To Do Business and in Good Standing in the Following Jurisdictions (including your state of organization). (Note: Qualification to do business in any jurisdiction is generally a requirement imposed by the secretary of state or other authority of jurisdictions in which you do business, and is not related to your holding a license as an investment advisor in such jurisdictions. Questions concerning this matter should be directed to you or your legal counsel.)

(To be completed by the Selected Investment Advisor)

If not registered with the SEC, list the states in which the SIA is registered as an Investment Advisor:

(To be completed by the Selected Investment Advisor)

3.	Please list the brokerage platforms with which you are affiliated, if any, which will act as the Broker Dealer of record for any sales of securities made upon your recommendation:

(To be completed by the Selected Investment Advisor)

4.Name and Address for Notice Purposes (see Section 12 of Agreement):

Name:

Title:

Company:

Address:

City, State and Zip: Telephone Number (including area code):

Exhibit A to Selected Investment Advisor Agreement

5.Please complete the following for our records:

(a)How many registered investment advisors are with your firm? ________

PLEASE ENCLOSE A CURRENT LIST. ALL INFORMATION WILL BE HELD IN CONFIDENCE.

(b)Does your firm publish a newsletter? Yes ____   No    ____

What is/are the frequency of the publication(s)?

Weekly ________Monthly ________Quarterly________

Bi-weekly ________Bi-monthly ________Other ________ (please specify)

PLEASE PLACE REDWOOD MORTGAGE INVESTORS IX, LLC ON YOUR MAILING LIST AND PROVIDE A SAMPLE OF THE PUBLICATION IF AVAILABLE.

(c)	Does your firm have regular internal mailings, or bulk package mailings to its registered investment advisors?

Yes _____   No _____

PLEASE PLACE REDWOOD MORTGAGE INVESTORS IX, LLC ON YOUR MAILING LIST AND PROVIDE A SAMPLE OF THE PUBLICATION IF AVAILABLE.

(d)	Does your firm have a computerized electronic mail (E-Mail) system for your registered investment advisors?

Yes  _____ No _____

If so, please provide e-mail address:

(e)Website address:

Person responsible:

Exhibit A to Selected Investment Advisor Agreement